Filed pursuant to Rule 497

File No. 333-237586

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. PRICES OFFERING OF NOTES

GREENWICH, Conn. – March 18, 2021 – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, ECCB, ECCX, ECCY) today announced that it has priced an underwritten public offering of $39,000,000 aggregate principal amount of its 6.75% notes due 2031 (the “2031 Notes”), which will result in net proceeds to the Company of approximately $37.5 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The 2031 Notes will mature on March 31, 2031 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 29, 2024. The 2031 Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof and will bear interest at a rate of 6.75% per year, payable quarterly, with the first interest payment occurring on June 30, 2021. The 2031 Notes are rated ‘BBB+’ by Egan-Jones Ratings Company. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional $5,850,000 aggregate principal amount of 2031 Notes to cover overallotments, if any.

The offering is expected to close on March 25, 2021, subject to customary closing conditions. The Company intends to list the 2031 Notes on the New York Stock Exchange under the symbol “ECCW.”

Ladenburg Thalmann & Co. Inc. is acting as the lead bookrunner for the offering. B. Riley Securities, Inc., Oppenheimer & Co. Inc., Incapital LLC and National Securities Corporation are acting as joint bookrunners for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated March 17, 2021 and the accompanying prospectus dated May 29, 2020, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 640 Fifth Avenue, 4th Floor, New York, New York 10019, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com